STATE BOARD OF ADMINISTRATION

OF FLORIDA

1801 Hermitage Boulevard-Suite 100
Tallahassee, Florida 32308
(850) 488-4406

Post Office Box 13300
32317-3300

ADDENDUM NO. 4
to
REIMBURSEMENT CONTRACT
Effective: June 1, 2007
(Contract)

between

FEDERATED NATIONAL INSURANCE COMPANY
Ft. Lauderdale, FL
(Company)

NAIC # 27980

and

THE STATE BOARD OF ADMINISTRATION OF THE STATE OF FLORIDA (SBA) WHICH ADMINISTERS THE FLORIDA HURRICANE CATASTROPHE FUND (FHCF)

It is Hereby Agreed, effective at 12:01 a.m., Eastern Time, June 1, 2007, that this Contract shall be amended as follows:

PREAMBLE

The Legislature of the State of Florida has enacted Section 215.555, Florida Statutes "Statute", which directs the SBA to administer the FHCF. This Contract, consisting of the principal document entitled Reimbursement Contract, addressing the mandatory FHCF coverage, and Addenda, is subject to the Statute and to any administrative rule adopted pursuant thereto, and is not intended to be in conflict therewith. All provisions in the principle document are equally applicable to each of the Addenda unless specifically superseded by one of the Addenda.

ARTICLE II - PARTIES TO THE CONTRACT

This Contract is solely between the Company and the SBA which administers the FHCF. In no instance shall any insured of the Company or any claimant against an insured of the Company, or any other third party, have any rights under this Contract, except as provided in Article XIV. The SBA will only disburse funds to the Company, except as provided for in Article XIV of this Contract. The Company shall not, without the prior approval of the Office of Insurance Regulation, sell, assign, or transfer to any third party, in return for a fee or other consideration, any sums the FHCF pays under this Contract or the right to receive such sums.

Approved by:

Florida Hurricane Catastrophe Fund
By: State Board of Administration

By:________________________ ________________________
Coleman Stipanovich
Executive Director
Date

Approved as to legality:

________________________ ________________________
Linda Lettera
General Counsel
FL Bar ID#311911
Date

____
Federated National Insurance Company

By: Michael Brown President 5/24/07
Name/Title
Date